Principal Variable Contracts Funds, Inc.
Supplement dated September 19, 2022
to the Statement of Additional Information dated May 1, 2022 as amended and restated September 14, 2022

(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.
The proposed merger of the Principal LifeTime 2010 Account into the Principal LifeTime Strategic Income Account, if approved by shareholders, is expected to occur on or about May 1, 2023 (the “Merger Date”). The Fund’s officers, however, have the discretion to change this date. On the Merger Date, delete all references to the Principal LifeTime 2010 Account from the Statement of Additional Information.

LEADERSHIP STRUCTURE AND BOARD
In the Committee and Independent Board Members table, under Nominating and Governance Committee – Primary Purpose and Responsibilities, replace the 7th sentence in the first paragraph with the following:
Such recommendations must include all information specified in the Committee’s charter and must conform with the procedures set forth in Appendix A thereto, which can be found at https://secure02.principal.com/publicvsupply/GetFile?fm=MM13013&ty=VOP&EXT=.VOP.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective January 1, 2023, under Management Agreement, delete the row for LargeCap S&P 500 Managed Volatility Index in the first table and replace with the following:

Net Asset Value of Account
Account/Portfolio	Overall Fee
LargeCap S&P 500 Managed Volatility Index	0.35%
Effective January 1, 2023, under Management Agreement, delete the rows for Equity Income and MidCap in the second table and add the following table immediately after the second table:

	Net Asset Value of Account
Account/Portfolio	First $100 million	Next $100 million	Next $100 million	Next $100 million	Next $300 million	Next $300 million	Over $1 billion
Equity Income	0.60%	0.55%	0.50%	0.45%	0.40%	0.39%	0.38%
MidCap	0.65%	0.60%	0.55%	0.50%	0.45%	0.44%	0.43%
Effective January 1, 2023, under Management Agreement, delete the row for Short-Term Income in the fourth table and replace with the following:

	Net Asset Value of Account
Account/Portfolio	First $500 million	Over $500 million
Short-Term Income	0.40%	0.39%

Effective January 1, 2023, under Management Agreement, delete the table for LargeCap S&P 500 Index and replace with the following:

	Net Asset Value of Account
Account/Portfolio	First $3 billion	Over $3 billion
LargeCap S&P 500 Index	0.20%	0.18%

2